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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  June 6, 2007

                       Speaking Roses International, Inc.
             (Exact name of registrant as specified in its charter)

           Utah                      0-22515                 20-0612376
(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)          Identification No.)

                               404 Ironwood Drive
                           Salt Lake City, Utah 84115
                    (Address of principal executive offices)

                                 (801) 433-3900
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Item 5.02.     Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers.

         Effective June 6, 2007, Mr. Roland N. Walker resigned his position as a director and as Chairman of the Board of Directors of the Registrant pursuant to a letter of resignation. Mr. Walker's letter of resignation did not express any disagreement with the Registrant on any matter relating to its operations, policies or practices.

Item 9.01.     Financial Statements and Exhibits.

         None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: June 7, 2007
                                        SPEAKING ROSES INTERNATIONAL, INC.


                                        By: /s/ Alan K. Farrell
                                            ------------------------------------
                                                Alan K. Farrell,
                                                Chief Executive Officer










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